                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           PIONEER BANKSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                            PIONEER BANKSHARES, INC.
                        (Parent Company of Pioneer Bank)

                       "Taking you into the 21st Century"

                                 April 10, 2002

Dear Shareholder:

We would like to invite you to attend the Annual Meeting of the Shareholders of Pioneer Bankshares, Inc. to be held in the Meeting Room of Pioneer Bank, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 7, 2002. A formal Notice of Meeting is enclosed. Please sign, date and promptly return your Proxy in the enclosed postage-paid envelope. PROMPT RETURN OF YOUR PROXY IS IMPORTANT.

We also cordially invite you to attend the Annual Social Gathering of the Shareholders and Officers of Pioneer Bankshares, Inc. to be held at the Stanley Fire Hall, Stanley, Virginia, at 6:30 p.m. on Tuesday, May 7, 2002, for an evening of fine food and good friendship.

I am looking forward to seeing you on the 7th of May.


/s/ Thomas R. Rosazza

Thomas R. Rosazza
President

                            PIONEER BANKSHARES, INC.
                        (Parent Company of Pioneer Bank)
                              263 East Main Street
                             Stanley, Virginia 22851


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 7, 2002



TO THE SHAREHOLDERS OF
PIONEER BANKSHARES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Pioneer Bankshares, Inc. will be held at the Pioneer Bank building, Main Street, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 7, 2002, for the following purposes:

     1. To elect to the Board of Directors of the Company, three individuals to serve three-year terms expiring 2005.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on April 1, 2002 has been fixed by the Board of Directors as the record date for determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting.

PLEASE SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS BEING EXERCISED.



/s/ Thomas R. Rosazza

Thomas R. Rosazza
President

Stanley, Virginia
April 10, 2002

                            PIONEER BANKSHARES, INC.
                        (Parent Company of Pioneer Bank)
                              263 East Main Street
                             Stanley, Virginia 22851

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 7, 2002

         Your Board of Directors and management solicit your proxy in the form enclosed for the Annual Meeting of Shareholders of Pioneer Bankshares, Inc. (the "Company"), parent of Pioneer Bank, Stanley, Virginia (the "Bank") to be held at the Pioneer Bank building, Main Street, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 7, 2002.

         The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, email, or personal calls.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by filing a written notice with the Company at the address provided above or by submitting a proxy bearing a later date or by attending the Annual Meeting and requesting to vote in person.

         A 2001 Annual Report to Shareholders, including current financial statements, is being mailed to the Company's Shareholders concurrently with this Proxy Statement, but should not be considered as part of this solicitation of proxies. The approximate mailing date of this Proxy Statement and accompanying materials is April 10, 2002.

         Your Board of Directors and management urge you to sign, date and mail your proxy promptly to make certain that your shares will be voted at the meeting. Only Shareholders of record at the close of business on April 1, 2002 will be entitled to vote at the Annual Meeting. As of the close of business on April 1, 2002, the Company had outstanding 1,111,109 shares of its Common Stock, $0.50 par value, each of which is entitled to one vote at the Annual Meeting. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.

         With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and, therefore, have no effect.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of April 1, 2002 (except as noted below), the number and percentage of shares of Common Stock held by persons known by the Company to be the owners of more than 5% of the Company's Common Stock, each of the Company directors and nominees for director, the executive officers named in the "Summary Compensation Table," and all directors and executive officers as a group.


                                     Amount and Nature of       Percent of
           Name and Address          Beneficial Ownership   Common Stock Issued
          of Beneficial Owner           of Common Stock       and Outstanding
          -------------------        --------------------   -------------------
Patricia G. Baker
Stanley, Virginia                           15,956                1.44%

Louis L. Bosley
Stanley, Virginia                           22,850                2.06%

Robert E. Long
Luray, Virginia                             15,275                1.37%

Harry F. Louderback
Shenandoah, Virginia                        17,710                1.59%

Edwin P. Markowitz
Luray, Virginia                              1,430                *

Kyle L. Miller
Stanley, Virginia                           10,130                *

Mark N. Reed
Luray, Virginia                               4080                *

Thomas R. Rosazza
Shenandoah, Virginia                        16,562                1.49%

David N. Slye
Luray, Virginia                              1,230                *

All Directors and Executive Officers
as a Group (9 persons)                     105,223                9.47%
------------------
* Indicates that percent of the Company's Common Stock does not exceed one percent.

                              ELECTION OF DIRECTORS

    The Board of Directors currently consists of nine members. Eight of them are independent directors and one is a member of management. In accordance with the Company's Articles of Incorporation, directors are divided into three classes, each of which is composed of approximately one-third of the directors. At the Annual Meeting, three directors will be elected for terms of three years expiring on the date of the Annual Meeting of Shareholders in 2005. Each director elected will continue in office until a successor has been elected or until his resignation or removal in the manner prescribed by the Articles of Incorporation of the Company.

    The Board of Directors has recommended three nominees, each of whom are currently serving as directors. Any nominations other than those made by the Board of Directors shall be in accordance with the Bylaws of the Company.

    We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

Nominees

    The Nominees of the Board of Directors to be elected from a term expiring 2005 are as follows:


          Name           Age        Position               Occupation
          ----           ----       --------               ----------
    Louis L. Bosley      (70)  Director Since 1976  Businessman-Auto Service
    Edwin P. Markowitz   (50)  Director Since 1999  Businessman-Hotel/Restaurant
    Mark N. Reed         (44)  Director Since 1994  Attorney at Law


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES.

Directors Continuing in Office

For a term expiring in 2003:

          Name           Age        Position               Occupation
          ----           ----       --------               ----------
    Patricia G. Baker    (59)  Director Since 1989  Retired Bank Officer

          Name           Age        Position               Occupation
          ----           ----       --------               ----------
    Robert E. Long       (71)  Director Since 1989  Real Estate Agent
    Kyle L. Miller       (67)  Director Since 1986  Retired-State Police

For a term expiring 2004:

          Name           Age        Position               Occupation
          ----           ----       --------               ----------
    Harry F. Louderback  (61)  Director Since 1998  Farmer/Retired from F.B.I.
    Thomas R. Rosazza    (60)  Director Since 1973  President, Pioneer
                                                       Bankshares, Inc.
    David N. Slye        (49)  Director Since 1996  Insurance Agent/Owner

Board and Committee Meetings and Attendance

    The Board of Directors of the Company held 9 meetings during the fiscal year ended December 31, 2001. All directors attended all meetings of the Board. In addition, the directors attended at least 75% of all meetings of committees on which they served.

    The Board has six standing committees: Personnel/Compensation, Audit/Compliance, Strategic Planning, Investment, Asset/Liability, and Electronic Data Processing. The Personnel/Compensation Committee's members are Kyle L. Miller, Robert E. Long and David N. Slye. The committee met four times in 2001. The Audit/Compliance Committee's members are Patricia G. Baker, Harry
F. Louderback and Edwin P. Markowitz. The committee met five times in 2001. The Strategic Planning Committee's members are Louis L. Bosley, Mark N. Reed and Thomas R. Rosazza. The committee met ten times in 2001. The Investment Committee's members are Patricia G. Baker, Edwin P. Markowitz, Mark N. Reed and Thomas R. Rosazza. The committee met six times in 2001. The Asset/Liability Committee members are Kyle L. Miller and Robert E. Long. The committee met four times in 2001. The Electronic Data Processing Committee members are Harry F. Louderback and David N. Slye. The committee met four times in 2001.

Audit Committee Report

    The Company has established an audit committee within the Board of Directors. The audit committee has the responsibility, under delegated authority from our Board of Directors, for providing independent, objective oversight of the Company's accounting functions and internal controls. The audit committee consists of three members. The Board of Directors has determined that each of the members is independent as defined by the rules of the NASD. The Board of Directors has also determined that each of the members is able to read and understand fundamental financial statements.

    In fulfilling its oversight responsibilities and in connection with the December 31, 2001 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors, with and without management present, the overall audit scope and matters required by the Statement on Auditing Standards No. 61; including their judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments and the clarity of disclosures in the financial statements. In addition, the committee has received and discussed with auditors the matters required by Independence Standards Board Standard No. 1. In reliance upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001. A copy of the Audit Committee's charter, which was adopted by the Board of Directors, is attached as Appendix A.

    Submitted by the members of the Committee:

           Patricia G. Baker                  Edwin P. Markowitz
           Harry F. Louderback

Fees billed to Pioneer Bankshares, Inc. during 2001 by S.B. Hoover & Company, L.L.P.

    Total fees billed to Pioneer Bankshares, Inc. during the year 2001 were $70,960.75 which included the following: $39,405.25 for the audit of the 2001 financial statements; $6,525.00 for the audit of Valley Finance Services, Inc.; $10,451.00 for loan review services; $4,079.50 for accounting services and consultation and $10,500.00 for preparation of Exchange Act filings. The Audit Committee has considered whether the provision of the non-audit services listed above is compatible with maintaining S.B. Hoover & Company, L.L.P.'s independence.

Directors' Compensation

    Directors of the Company receive an annual fee of $1,800.00 for attending meetings of the Board of Directors and $150.00 for each Board committee meeting they attend.

Certain Relationship and Other Transactions with Management

    As of December 31, 2001, borrowing from the Company by officers and directors, their immediate families, and affiliated companies amounted to $675,068.10. These loans were made in the ordinary course of the Company's business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve greater than normal risk of collectibility.

Executive Compensation

    The following table shows, for the fiscal years ended December 31, 2001 and 2000 all compensation paid or accrued by the Company's Chief Executive Officer. No other executive officer received over $100,000 in compensation for the fiscal year ending December 31, 2001.

                                      Summary Compensation Table

                                          Annual Compensation           Long-Term Compensation
                                 -----------------------------------    -----------------------
                                                                        Securities
                                                            Other       Underlying
      Name (Age) and                                       Annual        Options/    All Other
    Principal Position     Year  Salary ($)  Bonus ($)  Compensation     SARs(#s)  Compensation
    ------------------     ----  ----------  ---------  ------------    ---------- ------------
  Thomas R. Rosazza (60)   2001    $93,275    $45,000         0             0            0
        President
                           2000    $89,042    $45,000         0             0            0

    Mr. Rosazza assumed his position effective February 15, 1999. He received no stock options in fiscal 2001, nor did he exercise any options in fiscal 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

    Based on a review of the reports of changes in beneficial ownership of Common Stock and written representations furnished to the Company, the Company believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2001.

Shareholder Proposals and Nominations for the 2003 Annual Meeting

    Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for the 2003 Annual Meeting of shareholders unless the proposal is received by the Secretary of the Company at the Company's principal place of business on or before December 11, 2002. Nominations of candidates for directors must be filed with the President of the Company at the Company's principal place of business not less than seven days before any meeting called for the election of directors.

Accountants

    The Company's accountants are S.B. Hoover & Company, L.L.P. A representation of S.B. Hoover & Company, L.L.P. is expected to be present at the Annual Meeting, they will have an opportunity to make a statement if they so desire, and they are expected to be available to respond to questions.

                                  OTHER MATTERS

    The Board of Directors and management know of no other matters to be voted upon at the Annual Meeting. If any other matters come before the meeting, the enclosed proxy, if given, will be voted on such matters as authorized and in the discretion and best judgment of the persons named therein and such discretionary authority is included in the proxy.

Thomas R. Rosazza
President

                                     FORM OF
                                REVOCABLE PROXY
                            PIONEER BANKSHARES, INC.

  [X]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE


                     PROXY FOR ANNUAL MEETING
                           MAY 7, 2002




     The undersigned hereby appoints Robert E. Long and Harry F. Louderback or either of them as the undersigned's attorney with full power of substitution, to vote all the capital stock of Pioneer Bankshares, Inc. standing in his/her name on its books on April 1, 2002 at the Annual Meeting of Shareholders to be held at Pioneer Bank, Stanley, Virginia, at 10:00 a.m. on May 7, 2002 as designated below and upon all other matters which may properly be brought before such meeting or any adjournment thereof, with full power of substitution and all powers the undersigned would possess if personally present, as follows:

















1. ELECTION OF DIRECTORS:                                  With-         For All
   The election of directors for                For        hold          Exempt
   terms expiring in 2005 (except
   as marked to the contrary below):            [ ]         [ ]            [ ]
   Louis L. Bosley, Edwin P. Markowitz,
   and Mark N. Reed

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

     Any other business which may properly be bought before the meeting or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 ABOVE. IF ANY OTHER MATTER SHALL BE BROUGHT BEFORE THE MEETING, THE SHARES WILL BE VOTED IN THE DISCRETION OF THE HOLDERS OF THE PROXY.

     Please complete, date and sign the proxy and return it in the enclosed postage-paid envelope. The proxy must be signed exactly as the name(s) appear on the label affixed to this proxy. If signing as a trustee, executor, etc., please so indicate. Please return as soon as possible.




                                               Date:
                                               ---------------------------------
Please be sure to sign and date
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--------Stockholder sign above----------Co-holder (if any) sign above-----------










   Detach above card, sign, date and mail in postage-paid envelope provided.
                            PIONEER BANKSHARES, INC.
               (Parent Company of Pioneer Bank, Stanley, Virginia)
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                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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